MT Ultimate Healthcare Corp.
                        18301 VON KARMAN,
                   SUITE 250, IRVINE, CA 92612
                          (949) 493-0040

AJW Partners,  LLC;
AJW Offshore,  Ltd.;
AJW Qualified  Partners,  LLC; and
New Millennium Capital Partners II, LLC
1044 Northern Blvd., Suite 302
Roslyn, NY 11576

Re: Letter Agreement.

Dear Gentlemen,

As you are aware, MT Ultimate Healthcare Corp. (the "Company") is a party with AJW Partners, LLC ("Partners"), AJW Offshore, Ltd. ("Offshore"), AJW Qualified Partners, LLC ("Qualified"), and New Millennium Capital Partners II, LLC ("New Millennium") (Partners, Offshore, Qualified and New Millennium are collectively referred to herein as the "Buyers") to a Securities Purchase Agreement, dated August 31, 2004 and a Registration Rights Agreement dated August 31, 2004 (collectively, the "Prior Purchase Agreements.") In connection with the Prior Purchase Agreements, the Company has issued to the Buyers, a Callable Secured Promissory Note (the "Note") for the amount of $500,000, with an additional $200,000 Note issuable upon the effectiveness of a Registration Statement covering such Note (the "Face Amount") on August 31, 2004. Collectively, the Purchase Agreements together with the Note are referred to herein as the ("Prior Purchase Documents").

In consideration of the Company agreeing to sell a Callable Secured Promissory Note (the "New Note") for the amount of $3,000,000 pursuant to the Securities Purchase Agreement and Registration Rights Agreement both dated November 4, 2005, (collectively, the "New Purchase Agreements' and together with the New Note, the "New Purchase Documents"), we understand that the Buyers agree that
(i) the Face Amount shall be included in the amount advanced to the Company under the New Note, (ii) the terms of the New Purchase Documents shall supersede the Old Purchase Documents, and (iii) all interest, penalties, fees, charges or other obligations accrued or owed by the Company to Buyers pursuant to the Prior Purchase Documents("Prior Obligations") are waived; provided however, that in the event of any material breach of the New Purchase Documents by the Company which is not cured within five days of receipt by the Company of written notice of such breach from Buyers, the novation of the Prior Purchase Documents and the waiver of the Prior Obligations shall be revocable by the Buyers; and on such revocation, all Prior Obligations shall be owed as if the Prior Purchase Documents were never superseded pursuant to this letter.


                    [Signature page follows.]

If you agree with the forgoing, please sign your consent below.

Sincerely,


MT Ultimate Healthcare Corp.


By:  /s/ David Walters
Its: Exec. Vice President
Printed Name: David Walters


CONSENTED AND AGREED TO:


AJW Partners, LLC;

By:  SMS Group, LLC
     /s/ Corey S. Ribotsky
Its: Manager
Printed Name: Corey S. Ribotsky
Date: November 4, 2005


AJW Offshore, Ltd.;

By: First Street Manager II, LLC
    /s/ Corey S. Ribotsky
Its: Manager
Printed Name: Corey S. Ribotsky
Date: November 4, 2005


AJW Qualified Partners, LLC; and

By: AJW Manager, LLC
    /s/ Corey S. Ribotsky
Its: Manager
Printed Name: Corey S. Ribotsky
Date: November 4, 2005


New Millennium Capital Partners II, LLC

By: First Street Manager II, LLP
    /s/ Corey S. Ribotsky
Its: Manager
Printed Name: Corey S. Ribotsky
Date: November 4, 2005